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                                                                    EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                                 18 U.S.C. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned officer of Cognex Corporation (the "Company") hereby certifies that the Company's quarterly report on Form 10-Q for the period ended March 30, 2003 (the "Report"), as filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company. This certificate is furnished solely pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

        Date:  May 12, 2003
                                         /s/ Robert J. Shillman
                                         ---------------------------------------
                                         Robert J. Shillman
                                         (President, Chief Executive Officer and
                                         Chairman of the Board of Directors)
                                         (duly authorized officer, principal
                                         executive officer)

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.